      As filed with the United States Securities and Exchange Commission on March 29, 1995.


                                                       Registration No. 33-58273

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                   FORM S-4


                  AMENDMENT NO. 1 TO REGISTRATION STATEMENT

                                     UNDER
                           THE SECURITIES ACT OF 1933

                              IDEON GROUP, INC.
                              -----------------
             (Exact name of Registrant as specified in its Charter)

Delaware                           7389                     59 3293212
--------                           ----                     ----------
(State or other jurisdiction of    (Primary Standard        (I.R.S. Employer
incorporation or organization)     Industrial               Identification No.)
                                   Classification Code)

                            7596 Centurion Parkway
                         Jacksonville, Florida 32256
                                (904) 928-1800
                            ------------------------
                    (Address of Principal Executive Offices)


                                  Lisa Ormand
                      Vice President & Corporate Secretary
                             7596 Centurion Parkway
                          Jacksonville, Florida 32256
                                 (904) 928-1800
                                 --------------
             (Name, address, telephone number of agent for service)

         Approximate date of commencement of proposed sale to the public: as soon as practicable after the merger of SafeCard Services, Incorporated and Ideon Merger Company as described in the Proxy Statement/Prospectus included as part of this Registration Statement.

         If any of the securities being registered on this form are to be offered in connection with the formation of a holding company and there is compliance with General Instruction G, please check the following box. [ ]


                          Total number of pages: 20

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 20.         Indemnification of Directors and Officers.

         Section 145 of the Delaware General Corporation Law generally provides Ideon broad powers to indemnify its directors, officers, employees and agents.

         Section 145(a) provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of a corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation against expenses (including attorneys fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding if such person acted in good faith and in a manner that he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, if he or she had no reasonable cause to believe his or her conduct was unlawful.

         Section 145(b) provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation against expenses (including attorneys fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner that he or she reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court deems proper.

         Section 145(c) provides that, to the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys fees) actually and reasonably incurred by him or her in connection therewith.

         Section 145(d) provides that any indemnification under subsections 145(a) and (b) (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in subsections (a) and (b) of
Section 145. Such determination shall be made (i) by a majority vote of directors who were not parties to such action, suit or proceeding, even though less than a quorum, or (ii) if there are no such directors or if such directors so direct, by independent legal counsel in a written opinion, or (iii) by the stockholders.

         Section 145(e) provides that expenses (including attorneys fees) incurred by a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation as authorized in
Section 145.

         Section 145(f) provides that the indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of Section 145 shall not be deemed exclusive of any other rights to which any director or officer seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding office.

         Section 145(j) provides that the indemnification and advancement of expenses provided by, or granted pursuant to, Section 145 shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such person.

         Article NINTH of the Ideon Certificate provides that Ideon shall, to the full extent permitted by law, indemnify all persons whom it may indemnify pursuant thereto.

         Article TENTH of the Ideon Certificate, consistent with Section 102(b)(7) of the Delaware General Corporation Law, provides that a director of Ideon shall not be personally liable to Ideon or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the directors' duty of loyalty to Ideon or its stockholders,
(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for any improper payment of dividends or any unlawful stock purchase or redemption as provided under
Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. Article TENTH further provides no amendment or repeal of such article or adoption of any provision of the Certificate of Incorporation inconsistent with Article TENTH shall prejudice the exculpatory effect of Article TENTH with respect to any act or omission occurring prior to the effective date of such amendment, repeal or inconsistent provision.

         Section 10 of Article V of the Ideon By-laws provides that each person who is or was a director or officer of Ideon and each person who serves or may have served at the request of Ideon as a director or officer of another corporation, partnership, joint venture, trust or other enterprise (and the heirs, executors, administrators and estates of any such persons), shall be indemnified by Ideon in accordance with and to the fullest extent authorized by, the provisions of the Delaware General Corporation Law as it may from time to time be amended. Each person who is or was an employee or agent of Ideon, and each person who serves or may have served as an employee or agent of another corporation, partnership, joint venture trust or other enterprise, may be similarly indemnified at the discretion of the Board of Directors.

        In addition to indemnification provided by statutes, the Ideon Certificate and By-laws, Ideon will assume written indemnity agreements with its directors and with certain of its officers. In general, the written indemnity agreements provide broad protection to the indemnitee, including, among other things, (i) mandatory advancement of litigation expenses (including attorneys fees), subject to an undertaking by the indemnitee to repay such advances if it is later determined that he or she is not entitled to indemnification; (ii) contribution toward the amount incurred by the indemnitee under certain circumstances where complete indemnification may otherwise be unavailable;
(iii) continuation of the maximum directors and officers liability insurance available to Ideon; and (iv) payment of expenses incurred by the indemnitee in actions brought by the indemnitee under certain circumstances. The indemnity agreements provide additional benefits in the event of a change in control of Ideon. The indemnity agreements also provide that no action may be brought by or on behalf of Ideon against the indemnitee after the expiration of two years from the date of the accrual of such action.

ITEM 21. Exhibits.


         2       Plan of Reorganization and Agreement of Merger dated
                 January 23, 1995 between the Company, Ideon Group, Inc., and Ideon Merger Company, incorporated by reference to Appendix A of Ideon's Registration Statement on Form S-4 (No. 33-58273) filed as of March 28, 1995.


         3(a)    SafeCard Services, Incorporated's Certificate of
                 Incorporation, incorporated by reference to Exhibit 3(a) of the Company's Annual Report on Form 10-K for its fiscal year ended October 31, 1992.

         3(b) SafeCard Services Insurance Company's Certificate of Incorporation, incorporated by reference to Exhibit 3(e) of the Company's Annual Report on Form 10-K for its fiscal year ended October 31, 1987.

         3(c) SafeCard Services Insurance Company's By-Laws, incorporated by reference to Exhibit 3(f) of the Company's Annual Report on Form 10-K for its fiscal year ended October 31, 1987.

         3(d) SafeCard Services, Incorporated's By-Laws as amended through December 31, 1994, incorporated by reference to Exhibit 3(e) to the Company's Annual Report on Form 10-K for its fiscal year ended October 31, 1994.


         3(e) Ideon Group, Inc.'s Certificate of Incorporation, incorporated by reference to Appendix B of Ideon's Registration Statement on Form S-4 (No. 33-58273) filed as of March 28, 1995.



         3(f) Ideon Group, Inc.'s By-Laws, incorporated by reference to Appendix B of Iedon's Registration Statement on Form S-4 (No. 33-58273) filed as of March 28, 1995.



         3(g) Certificate of Incorporation of Ideon Merger Company, incorporated by reference to Exhibit 3(g) of Ideon's Registration Statement on Form S-4 (No. 33-58273) filed as of March 28, 1995.




         3(h)    By-laws of Ideon Merger Company, incorporated by reference to
                 Exhibit 3(h) of Ideon's Registration Statement on Form S-4 (No.33-58273) filed as of March 28, 1995.

         5 Opinion of Mahoney Adams & Criser, P.A., counsel for the Company, concerning the legality of the securities being registered, incorporated by reference to Exhibit 5 of Ideon's Registration Statement on Form S-4 (No. 33-58273) filed as of March 28, 1995.

         8 Opinion of Mahoney Adams & Criser, P.A. to certain federal income tax consequences, incorporated by reference to Exhibit 8 of Ideon's Registration Statement on Form S-4 (No. 33-58273) filed as of March 28, 1995.


                 MANAGEMENT CONTRACTS AND COMPENSATORY PLANS

         10(a) Form of Non-Qualified Stock Option Agreement dated August 30, 1989 between the Company and an outside director, incorporated by reference to Exhibit 10(a) of the Company's Quarterly
                 Report on Form 10-Q for its fiscal quarter ended July 31, 1989.

         10(b) Form of Non-Qualified Stock Option Agreement dated October 16, 1991 between the Company and an outside director, incorporated by reference to Exhibit 10(n) of the Company's Annual Report on Form 10-K for its fiscal year ended October 31, 1991.

         10(c) Form of Non-Qualified 1991 Employee Stock Option Plan dated October 16, 1991 between the Company and twenty key employees, incorporated by reference to Exhibit 10(o) of the Company's Annual Report on Form 10-K for its fiscal year ended
                 October 31, 1991.

         10(d) Board of Directors Resolution dated December 6, 1991 establishing a non-employee director retirement plan, incorporated by reference to Exhibit 10(s) of the Company's Annual Report on Form 10-K for its fiscal year ended October 31, 1991.

         10(e) Indemnification Agreements for certain of the Company's directors dated October 2, 1992, incorporated by reference to
                 Exhibit 10(x) to the Company's Annual Report on Form 10-K for its fiscal year ended October 31, 1992.

         10(f) Indemnification Agreements for two of the Company's directors dated February 11, 1993 and September 1, 1993, incorporated by reference to Exhibit 10(ai) of the Company's Annual Report on Form 10-K for its fiscal year ended October 31, 1993.

         10(g) Forms of Non-Qualified Stock Option Agreements dated February 11, 1993 and September 1, 1993 between the Company and two outside directors, incorporated by reference to
                 Exhibit 10(aj) of the Company's Annual Report on Form 10-K for its fiscal year ended October 31, 1993.

         10(h) 1994 Long Term Stock-Based Incentive Plan, incorporated by reference to the Company's 1993 definitive proxy statement.

         10(i) Second Amendment to the 1994 Long Term Stock-Based Incentive Plan, incorporated by reference to Exhibit 10(i) of the Company's Annual Report on Form 10-K for year ended
                 October 31, 1994.

         10(j) Employment Agreement, effective as of December 1, 1993, between the Company and Paul G. Kahn, incorporated by reference to Exhibit 1 of the Company's Current Report on Form 8-K filed on December 6, 1993.

         10(k) Employment Agreement, effective as of February 1, 1994, between the Company and Francis J. Marino, incorporated by reference to the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended January 31, 1994.

         10(l) Amendment to Exhibit 3 of the Employment Agreement, effective as of February 1, 1994, between the Company and Francis J. Marino, incorporated by reference to Exhibit 10(l) of the Company's Annual Report of Form 10-K for year ended
                 October 31, 1994.

         10(m) Employment Agreement as of May 2, 1994, between the Company and G. Thomas Frankland, incorporated by reference to Exhibit 10(a) of the Company's Quarterly Report for its fiscal quarter ended April 30, 1994.

         10(n) Amendment to Exhibit 3 of the Employment Agreement, effective as of May 2, 1994, between the Company and G. Thomas Frankland, incorporated by reference to Exhibit 10(n) of the Company's Annual Report on Form 10-K for the year ended October 31, 1994.

         10(o) Indemnification Agreement as of April 7, 1994, between the Company and one outside director, incorporated by reference to Exhibit 10(b) of the Company's Quarterly Report for its fiscal quarter ended April 30, 1994.

         10(p) Non-Qualified Stock Option Agreement as of April 7, 1994, between the Company and one outside director, incorporated by reference to Exhibit 10(c) of the Company's Quarterly Report for its fiscal quarter ended April 30, 1994.

         10(q) Employment Agreement, effective as of September 14, 1994, between the Company and John R. Birk, incorporated by reference to Exhibit 10(q) of the Company's Annual Report of Form 10-K for the year ended October 31, 1994.

         10(r) Amendment, effective as of January 1, 1995, to Employment Agreement, between the Company and John R. Birk, incorporated by reference to Exhibit 10(r) to the Company's Annual Report on Form 10-K for the year ended October 31, 1994.

         10(s) Executive Deferred Compensation Plan, incorporated by reference to Exhibit 10(s) to the Company's Annual Report on Form 10-K for the year ended October 31, 1994.

         10(t) Form of Executive Agreement between the Company and certain senior officers, incorporated by reference to Exhibit 10(t) to the Company's Annual Report on Form 10-K for the year ended October 31, 1994.

         10(u) Form of Non-Qualified Stock Option Agreement under the 1994 Long Term Stock-Based Incentive Plan between the Company and certain officers of the Company, incorporated by reference to
                 Exhibit 10(u) to the Company's Annual Report on Form 10-K for the year ended October 31, 1994.


         10(v) Board of Director's resolution dated January 24, 1995 reducing benefit under the non-employee director retirement plan, incorporated by reference to Exhbiit 10(v) of Ideon's Registration Statement on Form S-4 (No. 33-58273) filed as of March 28, 1995.

         10(w) Form of Indemnification Agreement between the Company and certain outside directors, incorporated by reference to
                 Exhibit 10(w) of Ideon's Registration Statement on Form S-4 (No. 33-58273) filed as of March 28, 1995.


         OTHER MATERIAL CONTRACTS

         10(x) Termination Agreement dated as of May 26, 1994 between the Company and Steven J. Halmos and Recission Agreement made and entered into as of June 9, 1994 between the Company and Steven J. Halmos, incorporated by reference to Exhibit 10(e) from the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 1994.

         10(y) Agreement with Citicorp (South Dakota), N.A., effective January 1, 1989, incorporated by reference to the Company's Form 8 Amendment No. 3, dated November 10, 1989, to its Quarterly Report on Form 10-Q for its fiscal quarter ended April 30, 1989.

         10(z) Second Amendment to Agreement with Citicorp (South Dakota), N.A. dated March 31, 1992, incorporated by reference to
                 Exhibit 10(b) to the Company's Quarterly Report on Form 10-Q for its fiscal quarter ended April 30, 1992.

         10(aa) Third Amendment to the Agreement with Citibank (South Dakota), N.A., dated August 30, 1993, incorporated by reference to
                 Exhibit 10(ah) of the Company's Annual Report on Form 10-K for its fiscal year ended October 31, 1993.

         10(ab) Agreement with Peter Halmos, dated November 1, 1988, regarding a marketing license for credit information services, incorporated by reference to Exhibit 10(e) of the Company's Annual Report on Form 10-K, for its fiscal year ended
                 October 31, 1988.

         10(ac) First Amendment to Agreement, dated January 25, 1991, regarding marketing license for credit information services, incorporated by reference to Exhibit 10(m) of the Company's Annual Report on Form 10-K for its fiscal year ended
                 October 31, 1990.

         10(ad) Letter Agreement dated January 27, 1992, between CreditLine Corporation and the Company, incorporated by reference to
                 Exhibit 10(q) of the Company's Annual Report on Form 10-K for its fiscal year ended October 31, 1991.

         10(ae) Confirmation Agreement between Peter Halmos, High Plains Capital Corporation, CreditLine Corporation and the Company dated January 27, 1992, incorporated by reference to Exhibit 10(r) of the Company's Annual Report on Form 10-K for its fiscal year ended October 31, 1991.

         10(af) Public Relations Consulting Agreement dated October 25, 1994 between the Dilenschneider Group, Inc. and the Company, incorporated by reference to Exhibit 10(ad) to the Company's Annual Report on Form 10-K for the year ended October 31, 1994.

         10(ag) Special Projects Public Relations Consulting Agreement dated December 14, 1994 between the Company and the Dilenschneider Group, Inc., incorporated by reference to Exhibit 10(ae) to the Company's Annual Report on Form 10-K for the year ended
                 October 31, 1994.

         15      Letter regarding unaudited financial information.


         21      Subsidiaries of the Registrant, incorporated by reference to
                 Exhibit 21 of Ideon's Registration Statement on Form S-4 (No. 33-58273) filed as of March 28, 1995.



         23(a)   Consents of Price Waterhouse LLP, Independent Accountants



         23(b) Consent of Mahoney Adams & Criser, P.A., counsel for the Company, incorporated by reference to Exhibits 5 and 8 of Ideon's Registration Statement on Form S-4 (No. 33-58273) filed as of March 28, 1995.



         23(c) Consents of Directors, incorporated by reference to Exhibit 23(c) Ideon's Registration Statement on Form S-4 (No. 33-58273) filed as of March 28, 1995.



         99 Form of Proxy to be used at the Annual Meeting of Stockholders of SafeCard Services, Incorporated, incorporated by reference to Exhibit 99 of Ideon's Registration Statement on Form S-4 (No. 33-58273) filed as of March 28, 1995.


ITEM 22.      Undertakings.

(1)           The undersigned registrant hereby undertakes:

        (a) to file during any period in which offers or sales of the securities registered hereunder are being made, a post-effective amendment to this Registration Statement;

              (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "Securities Act");
              (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;
              (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

provided however, that paragraphs (a)(i) and (a)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, that are incorporated by reference in this Registration Statement.

      (b) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(2) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or
      Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of the registrant's employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described under
      Item 20 above, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

(4) The undersigned registrant hereby undertakes that prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(5) The undersigned registrant hereby undertakes that every prospectus (i) that is filed pursuant to paragraph (4) immediately preceding, or (ii) that purports to meet the requirements of Section 10(a)(3) of the Securities Act and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the registration statement and will not be used until such amendment is effective and that for purposes of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offering therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 11 or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

(7) The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Jacksonville, Florida, on the 29th day of March, 1995.


                                      IDEON GROUP, INC.

                                      By: /s/ Paul G. Kahn
                                        ---------------------------------------
                                             Paul G. Kahn, Chairman and
                                             Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the capacities and on the dates indicated:



Signature                                      Title                                     Date
---------                                      -----                                     ----
/S/ PAUL G. KAHN                               Director, Chairman and                    March 29, 1995
------------------------------                 Chief Executive Officer
Paul G. Kahn


/S/ G. THOMAS FRANKLAND                        Director, Vice Chairman                   March 29, 1995
------------------------------                 and Chief Financial Officer
G. Thomas Frankland                            (Principal Accounting Officer)


/S/ FRANCIS J. MARINO                          Director                                  March 29, 1995
------------------------------
Francis J. Marino


/S/ JOHN R. BIRK                               Director                                  March 29, 1995
------------------------------
John R. Birk


/S/ MARC F. JOSEPH                             Director                                  March 29, 1995
------------------------------
Marc F. Joseph




          EXHIBIT INDEX                                                   PAGINATION BY SEQUENTIAL NUMBERING SYSTEM
 2        Plan of Reorganization and Agreement of Merger dated            Incorporated by reference to Appendix A of Ideon's
          January 23, 1995 between the Company, Ideon Group, Inc.,        Registration Statement on Form S-4 (No. 33-58273)
          and Ideon Merger Company (included in the Proxy                 filed as of March 28, 1995.
          Statement).

 3(a)     SafeCard Services, Incorporated's Certificate of                Incorporated by reference to Exhibit 3(a) of the
          Incorporation.                                                  Company's Annual Report on Form 10-K for its
                                                                          fiscal year ended October 31, 1992.

 3(b)     SafeCard Services Insurance Company's Certificate of            Incorporated by reference to Exhibit 3(e) of the
          Incorporation.                                                  Company's Annual Report on Form 10-K for its
                                                                          fiscal year ended October 31, 1987.

 3(c)     SafeCard Services Insurance Company's By-laws.                  Incorporated by reference to Exhibit 3(f) of the
                                                                          Company's Annual Report on Form 10-K for its
                                                                          fiscal year ended October 31, 1987.

 3(d)     SafeCard Services, Incorporated's By-laws.                      Incorporated by reference to Exhibit 3(e) of the
                                                                          Company's Annual Report on Form 10-K for the
                                                                          year ended October 31, 1994.

 3(e)     Certificate of Incorporation of Ideon Group, Inc.               Incorporated by reference to Appendix B of Ideon's
                                                                          Registration Statement on Form S-4 (No. 33-58273)
                                                                          filed as of March 28, 1995.

 3(f)     By-laws of Ideon Group, Inc.                                    Incorporated by reference to Appendix B of Ideon's
                                                                          Registration Statement on Form S-4 (No. 33-58273)
                                                                          filed as of March 28, 1995.

 3(g)     Certificate of Incorporation of Ideon Merger Company            Incorporated by reference to Exhibit 3(g) of Ideon's
          dated January 20,1995.                                          Registration Statement on Form S-4 (No. 33-58273)
                                                                          filed as of March 28, 1995.

 3(h)     By-laws of Ideon Merger Company.                                Incorporated by reference to Exhibit 3(h) of Ideon's
                                                                          Registration Statement on Form S-4 (No. 33-58273)
                                                                          filed as of March 28, 1995.

 5        Opinion of Mahoney  Adams & Criser, P.A., counsel for the       Incorporated by reference to Exhibit 5 of Ideon's
          Company,  concerning the legality of the securities being       Registration Statement on Form S-4 (No. 33-58273)
          registered.                                                     filed as of March 28, 1995.

 8        Opinion of Mahoney Adams & Criser, P.A. as to certain           Incorporated by reference to Exhibit 8 of Ideon's
          federal income tax consequences.                                Registration Statement on Form S-4 (No. 33-58273)
                                                                          filed as of March 28, 1995.

            MANAGEMENT CONTRACTS AND COMPENSATORY PLANS

   10(a)  Form of Non-Qualified Stock Option Agreement dated              Incorporated by reference to Exhibit 10(a) of the
          August 30, 1989 between the Company and an outside              Company's Quarterly Report on Form 10-Q for its
          director.                                                       fiscal quarter ended July 31, 1989.
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
   10(b)  Form of Non-Qualified Stock Option Agreement dated              Incorporated by reference to Exhibit 10(n) of the
          October 16, 1991 between the Company and an outside             Company's Annual Report on Form 10-K for its fiscal
          director.                                                       year ended October 31, 1991.

   10(c)  Form of Non-Qualified 1991 Employee Stock Option Plan           Incorporated by reference to Exhibit 10(o) of the
          dated October 16, 1991 between the Company and twenty           Company's Annual Report on Form 10-K for its fiscal
          key employees.                                                  year ended October 3, 1991.

   10(d)  Board of Directors Resolution dated December 6,  1991           Incorporated by reference to Exhibit 10(s) of the
          establishing a non-employee director retirement plan.           Company's Annual Report on Form 10-K for its fiscal
                                                                          year ended October 31, 1991.

   10(e)  Indemnification Agreements for certain of the                   Incorporated by reference to Exhibit 10(x) to the
          Company's directors dated October 2, 1992.                      Company's Annual Report on Form 10-K for its fiscal
                                                                          year ended October 31, 1992.

   10(f)  Indemnification Agreements for two of the Company's             Incorporated by reference to Exhibit 10(ai) of the
          Directors dated February 11, 1993 and September 1,              Company's Annual Report on Form 10-K for its fiscal
          1993.                                                           year ended October 31, 1993.

   10(g)  Forms of Non-Qualified Stock Option Agreements dated            Incorporated by reference to Exhibit 10(aj) of the
          February 11, 1993 and September 1, 1993 between the             Company's Annual Report on Form 10-K for its fiscal
          Company and two outside directors.                              year ended October 31, 1993.

   10(h)  1994 Long Term Stock-Based Incentive Plan.                      Incorporated by reference to the Company's 1993
                                                                          definitive proxy statement.

   10(i)  Second Amendment to the 1994 Long Term Stock-Based              Incorporated by reference to Exhibit 10(i) of the
          Incentive Plan.                                                 Company's Annual Report on Form 10-K for its fiscal
                                                                          year ended October 31, 1994.

   10(j)  Employment Agreement, effective as of December  1,              Incorporated by reference to Exhibit 1 of the
          1993, between the Company and Paul G. Kahn.                     Company's Current Report on Form 8-K filed on
                                                                          December 6, 1993.

   10(k)  Employment Agreement, effective as of February 1,               Incorporated by reference to the Company's Quarterly
          1994, between the Company and Francis J. Marino.                Report on Form  10-Q for the fiscal quarter ended
                                                                          January 31, 1994.
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                                                               II-12
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
   10(l)  Amendment to Exhibit 3 of the  Employment Agreement,            Incorporated by reference to Exhibit 10(l) of the
          effective as of  February 1, 1994, between the Company          Company's Annual Report on Form 10-K for its fiscal
          and Francis J. Marino.                                          year ended October 31, 1994.

   10(m)  Employment Agreement as of May 2,  1994, between  the           Incorporated by reference to Exhibit 10(a) of the
          Company and G. Thomas Frankland.                                Company's Quarterly Report for its fiscal quarter
                                                                          ended April 30, 1994.

   10(n)  Amendment to Exhibit 3 of the Employment Agreement,             Incorporated by reference to Exhibit 10(n) of the
          effective as of May 2, 1994, between the Company and            Company's Annual Report of Form 10-K for its fiscal
          G. Thomas Frankland.                                            year ended October 31, 1994.

   10(o)  Indemnification Agreement as of April 7, 1994,  between         Incorporated by reference to Exhibit 10(b) of the
          the Company and one outside director.                           Company's Quarterly Report for its fiscal quarter
                                                                          ended April 30, 1994.

   10(p)  Non-Qualified Stock Option Agreement as of April  7,            Incorporated by reference to Exhibit 10(c) of the
          1994, between the Company and one outside director.             Company's Quarterly Report for its fiscal quarter
                                                                          ended April 30, 1994.

   10(q)  Employment Agreement, effective as of September  14,            Incorporated by reference to Exhibit 10(q) of the
          1995, between the Company and John R. Birk.                     Company's Annual Report on Form 10-K for its fiscal
                                                                          year ended October 31, 1994.

   10(r)  Amendment, effective as of January 1, 1995,  to                 Incorporated by reference to Exhibit 10(r) of the
          Employment Agreement, between the Company and John  R.          Company's Annual Report on Form 10-K for its fiscal
          Birk.                                                           year ended October 31, 1994.

   10(s)  Executive Deferred Compensation Plan.                           Incorporated by reference to Exhibit 10(s) of the
                                                                          Company's Annual Report on Form 10-K for its fiscal
                                                                          year ended October 31, 1994.

   10(t)  Form  of Executive  Agreement between the Company and           Incorporated by reference to Exhibit 10(t) of the
          certain senior officers.                                        Company's Annual Report on Form 10-K for its fiscal
                                                                          year ended October 31, 1994.

   10(u)  Form of Non-Qualified Stock Option Agreement under  the         Incorporated by reference to Exhibit 10(u) of the
          1994 Long Term Stock-Based Incentive Plan between the           Company's Annual Report on Form 10-K for its fiscal
          Company and certain officers of the Company.                    year ended October 31, 1994.
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                                                               II-13
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
   10(v)    Board of Directors Resolution dated January 24, 1995          Incorporated by reference to Exhibit 10(v) of Ideon's
            reducing benefit under the nonemployees directors             Registration Statement on Form S-4 (No. 33-58273) filed
            retirement plan.                                              as of March 28, 1995.

   10(w)    Form of Indemnification Agreement between the                 Incorporated by reference to Exhibit 10(w) of Ideon's
            Company and certain outside directors.                        Registration Statement on Form S-4 (No. 33-58273) filed
                                                                          as of March 28, 1995.

            OTHER MATERIAL CONTRACTS

   10(x)    Termination Agreement dated as of May 26, 1994 between        Incorporated by reference to Exhibit 10(e) from the
            the Company and Steven  J.  Halmos and Recission              Company's Quarterly Report on Form 10-Q for the
            Agreement made and entered into as of June 9, 1994            fiscal quarter ended July 31, 1994.
            between the Company and Steven J. Halmos.

   10(y)    Agreement with Citicorp (South  Dakota), N.A., effective      Incorporated by reference to the Company's Form 8
            January 1, 1989.                                              Amendment  No. 3,  dated November 10, 1989, to its
                                                                          Quarterly Report on Form 10-Q for its fiscal quarter
                                                                          ended April 30, 1989.

   10(z)    Second Amendment to Agreement with Citicorp (South            Incorporated by reference to Exhibit 10(b) to the
            Dakota), N.A. dated March 31, 1992.                           Company's Quarterly Report on Form 10-Q for its
                                                                          fiscal quarter ended April 30, 1992.

   10(aa)   Third Amendment to the Agreement with Citibank (South         Incorporated by reference to Exhibit 10(ah) of the
            Dakota), N.A., dated August 30, 1993.                         Company's Annual Report on Form 10-K for its fiscal
                                                                          year ended October 31, 1993.

   10(ab)   Agreement with Peter Halmos, dated November 1, 1988,          Incorporated by reference to Exhibit 10(e) of the
            regarding a marketing license for credit information          Company's Annual Report on Form 10-K, for its fiscal
            services.                                                     year ended October 31, 1988.

   10(ac)   First Amendment to Agreement, dated January 25,  1991,        Incorporated by reference to Exhibit 10(m) of the
            regarding marketing license for credit information            Company's Annual Report on Form 10-K for its fiscal
            services.                                                     year ended October 31, 1990.

   10(ad)   Letter Agreement dated January 27,  1992, between             Incorporated by reference to Exhibit 10(q) of the
            CreditLine Corporation and the Company.                       Company's Annual Report on Form 10-K for its fiscal
                                                                          year ended October 31, 1991.

   10(ae)   Confirmation Agreement between Peter Halmos, High             Incorporated by reference to Exhibit 10(r) of the
            Plains Capital Corporation,  CreditLine Corporation  and      Company's Annual Report on Form 10-K for its fiscal
            the Company dated January 27, 1992.                           year ended October 31, 1991.
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                                                               II-14


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
   10(af)   Public Relations Consulting Agreement dated October 25,       Incorporated by reference to Exhibit 10(ad) of the
            1994 between the Dilenschneider Group, Inc. and the           Company's Annual Report on Form 10-K for its fiscal
            Company.                                                      year ended October 31, 1994.

   10(ag)   Special Projects Public Relations Consulting Agreement        Incorporated by reference to Exhibit 10(ae) of the
            dated December 14, 1994 between the Company and the           Company's Annual Report on Form 10-K for its fiscal
            Dilenschneider Group, Inc.                                    year ended October 31, 1994.

   15       Letter regarding unaudited financial information.

   21       Subsidiaries of the Registrant.                               Incorporated by reference to Exhibit 21 of Ideon's
                                                                          Registration Statement on Form S-4 (No. 33-58273) filed
                                                                          as of March 28, 1995.

   23(a)    Consent of Price Waterhouse LLP, Independent Accountants.

   23(b)    Consent of Mahoney Adams & Criser, P.A., counsel for          Incorporated by reference to Exhibits 5 and 8 of Ideon's
            the Company.                                                  Registration Statement on Form S-4 (No. 33-58273) filed
                                                                          as of March 28, 1995.

   23(c)    Consents of Directors                                         Incorporated by reference to Exhibit 23(c) of Ideon's
                                                                          Registration Statement on Form S-4 (No. 33-58273) filed
                                                                          as of March 28, 1995.

   99       Form of Proxy to be used for the Annual Meeting of            Incorporated by reference to Exhibit 99 of Ideon's
            Stockholders of SafeCard Services, Incorporated.              Registration Statement on Form S-4 (No. 33-58273) filed
                                                                          as of March 28, 1995.
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                                                               II-15